                                                               EXHIBIT 10.1.13


                    AMENDMENT NO. 12 TO FINANCING AGREEMENTS
                    ----------------------------------------

                             PNY TECHNOLOGIES, INC.
                                 299 Webro Road
                          Parsippany, New Jersey 07054


                                                           October 16, 2000

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

           Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997, Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April 5, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, Amendment No. 7 to Loan and Security Agreement, dated March 17, 2000, Amendment No. 8 to Loan and Security Agreement, dated June, 2000, Amendment No. 9 to Loan and Security Agreement, dated July 24, 2000, Amendment No. 10 to Loan and Security Agreement, dated as of August 21, 2000 and Amendment No. 11 to Loan and Security Agreement, dated September 5, 2000 (as amended hereby and as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

           Borrower has requested that Lender agree to certain amendments to the Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments as are set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.
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           In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

           1. Definitions.

           (a) Amendments to Definitions. All references to the term "Maximum
               -------------------------
Credit" in the Loan Agreement and the other Financing Agreements and each such reference is hereby amended to mean $60,000,000 for the period commencing on October 16, 2000 through and including November 30, 2000 and $50,000,000 at all other times.

           (b) Interpretation. All capitalized terms used herein shall have the
               --------------
meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

           2. Consent. Notwithstanding any provision of the Loan Agreement or
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any of the other Financing Agreements to the contrary, subject to the terms and conditions contained in this Amendment, Lender hereby consents to the issuance by Borrower, and sale in a registered public offering, of capital stock of Borrower (the "Offering"); provided, that (a) Borrower shall not pay or be required to pay any dividends or repurchase or redeem any capital stock or make any other payments in respect thereof, except that Borrower may redeem Series B Preferred Stock and Series C Preferred Stock in accordance with the terms thereof as in effect on the date hereof in an aggregate amount not to exceed $18,100,000, with proceeds payable to Borrower from the Offering, (b) the terms of the Offering and of the capital stock that is the subject thereof, and the terms and conditions of the purchase and sale of such capital stock, shall not include any terms that limit the right of Borrower to request or receive Loans or Credits or the right of Borrower or any other party thereto to amend, modify, supplement, extend, renew, restate or replace any of the other Financing Agreements or otherwise relate to or adversely affect the arrangements of Borrower with Lender or are more restrictive or burdensome to Borrower than the terms of any capital stock of Borrower in effect on the date hereof, and (c) as of the date of such issuance and sale and after giving effect thereto, Shareholder shall be the legal, beneficial and record owner of not less than fifty-one (51%) percent of all issued and outstanding capital stock of Borrower entitled to vote.

           3. Borrowing Base Certificate. Notwithstanding anything to the
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contrary contained in Section 5.2(a) of the Loan Agreement, Borrower shall only be required to provide to Lender a Borrowing Base Certificate on the last Business Day of each month if, as of such date (a) no Event of Default exists or shall have occurred and be continuing and (b) the Excess Availability of Borrower at all times during the immediately preceding thirty (30) consecutive days shall have been not less than $25,000,000 and the Excess Availability of Borrower on such date shall be not less than $25,000,000; provided, that, the
                                                          --------------
foregoing shall not be construed to limit the obligation of Borrower to provide to Lender all Borrowing Base Certificates required by such Section 5.2(a) at any time that the Excess Availability or Borrower shall be less than $25,000,000 or an Event of Default shall exist or have occurred and be continuing.

           4. Representations, Warranties and Covenants. In addition to the
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continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with


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
and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

           (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

           (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

           5. Amendment Fee. In consideration of the amendment set forth herein,
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Borrower shall pay to Lender an amendment fee in the amount of $15,000, which fee is fully earned and payable on the date hereof. Lender may, at its option, charge such fee to the loan account of Borrower maintained by Lender.

           6. Conditions Precedent. The amendments herein shall be effective
              --------------------
upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

           (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

           (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

           7. Effect of this Amendment. Except as modified pursuant hereto, no
              ------------------------
other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

           8. Further Assurances. The parties hereto shall execute and deliver
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such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

           9. Governing Law. The validity, interpretation and enforcement of
              -------------
this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).


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
           10. Binding Effect. This Amendment shall be binding upon and inure to
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the benefit of each of the parties hereto and their respective successors and assigns.

           11. Counterparts. This Amendment maybe executed in any number of
               ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

           Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.



                                              Very truly yours,

                                              PNY TECHNOLOGIES, INC.
                                                formerly known as
                                                P.N.Y. Electronics, Inc.

                                              By:    /s/ Heidi Stuto
                                                 ------------------------------
                                              Title:      Treasurer



AGREED:

CONGRESS FINANCIAL CORPORATION

By:   /s/ ILLEGIBLE
   ------------------------------------
Title:     Vice President





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